UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2020

CANNABIS SUISSE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213009	38-3993849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lerzenstrasse 12, Dietikon, Switzerland, 8953

(Address of Principal Executive Offices) (Zip Code)

+15022082098

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

In accordance with the Securities and Exchange Commission (the “SEC”) Order Under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions from Specified Provisions of the Exchange Act and Certain Rules Thereunder, SEC Release No. 34-88318, dated March 4, 2020 (the “Order”), Cannabis Suisse Corp. (the “Company”) hereby states the following:

  -  The Company is relying on the relief provided by the Order in connection with the filing of its Quarter Report on Form 10-Q for the quarter ended February 29, 2020 (the “Quarter Report”).

  -  The delay in filing is due to staffing difficulties by both the Company and the auditors as a result of the COVID-19 pandemic, materially impairing the Company’s ability to file its Quarter Report by April 14, 2020. The Company’s principal offices, including its accounting department, are located in Dietikon, Switzerland, which area has been impacted by the coronavirus. Attached is a letter from the Company’s auditors, Accell Audit & Compliance, P.A., in support of this position.

  -  The Company currently expects to file the Quarter Report no later than 45 days after the original due date for the Quarter Report.

Forward-Looking Statements

Forward looking statements in this document are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Except for historical information contained in this report, the matters discussed are forward-looking statements that involve risks and uncertainties, including but not limited to the spread of COVID-19 and governmental and industry response thereto. When used in this report, words such as “anticipates”, “believes”, “could”, “estimates”, “expects”, “may”, “plans”, “potential” and “intends” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Among the factors that could cause actual results to differ materially are the following: the effect of business and economic conditions; the effect of the dramatic changes taking place in IT and healthcare; continuation of the General Electric Healthcare agreements; the impact of competitive technology and products and their pricing; medical insurance reimbursement policies; unexpected manufacturing or supplier problems; unforeseen difficulties and delays in the conduct of product development programs; the actions of regulatory authorities and third-party payers in the United States and overseas; and the risk factors reported from time to time in the Company’s SEC reports. The Company undertakes no obligation to update forward-looking statements as a result of future events or developments.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description
99.1	Letter from Accell Audit & Compliance, P.A.to the Board of Directors of Cannabis Suisse Corp. dated March 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SUISSE CORP.
(Registrant)

/s/ Suneetha Nandana Silva Sudusinghe
Suneetha Nandana Silva Sudusinghe
Chief Executive Officer

Date: April 8, 2020